Filed pursuant to Rule 497(c)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

PROSPECTUS	December 31, 2024

FMI Global Fund Investor Class (Not Currently Available for Purchase) Institutional Class (Ticker Symbol: FMIGX)
__________________
FMI Global Fund is a no-load mutual fund seeking long-term capital appreciation by investing mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of global companies (U.S. and non-U.S. companies).

FMI Funds, Inc. 790 North Water Street, Suite 2100 Milwaukee, Wisconsin 53202	1-800-811-5311 www.fmimgt.com
NO-LOAD MUTUAL FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FMI Funds, Inc. Advised by Fiduciary Management, Inc. www.fmimgt.com

SUMMARY SECTION

FMI GLOBAL FUND SUMMARY
Investment Objective: FMI Global Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class (Not Currently Offered)	Institutional Class

Maximum Sales Charge (Load) Imposed on Purchases	None	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None

Redemption Fee (transfer agent charge of $15 for each wire redemption)	None	None

Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.70%		0.70%
Distribution and/or Service (12b-1) Fees		None		None
Other Expenses(1)		0.54%		0.39%
Shareholder Servicing Fees	0.15%		None
Remaining Other Expenses	0.39%		0.39%
Total Annual Fund Operating Expenses		1.24%		1.09%
Fee Waiver and/or Expense Reimbursement(2)		-0.24%		-0.19%
Net Annual Fund Operating Expenses		1.00%		0.90%

(1)Other Expenses are estimated for the current fiscal year. Actual expenses may differ from estimates.
(2)The Fund’s investment adviser has contractually agreed in the investment advisory agreement and operating expenses limitation agreement to waive its advisory fee to the extent necessary to ensure that net expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) do not exceed 1.75% of the average daily net assets of the Investor Class shares of the Fund and 1.65% of the average daily net assets of the Institutional Class shares of the Fund.  The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days prior written notice, and is subject to renewal on a yearly basis. The operating expenses limitation agreement may only be terminated by the Fund’s Board of Directors.  In addition, the investment adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.00% of the Investor Class shares (currently not available for purchase) and 0.90% of the Institutional Class shares at least through January 31, 2026, which agreement may only be terminated by the Fund’s Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Class	$102	$370
Institutional Class	$92	$328
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is newly organized and, as of the date of this Prospectus, has not had any portfolio turnover.
Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of global companies (U.S. and non-U.S. companies). The Fund normally invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), and exchange-traded funds (“ETFs”). U.S. companies are companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States in predominantly developed markets, although the Fund may also invest in emerging markets. Under normal circumstances, the Fund will invest at least 40% of its assets in non-U.S. companies. If the Fund’s investment adviser deems market conditions less favorable for non-U.S. companies, the Fund could invest less than 40%, but would invest at least 30% of its assets in non-U.S. companies.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
With the Fund’s investments limited in number, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular global benchmarks. The Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:
•A strong, defendable market niche or products and services niche that is difficult to replicate;
•A high degree of relative recurring revenue;
•Modestly priced products or services relative to competitors in the same industry;

•Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period); and
•Above-average growth or improving profitability prospects.
The Fund considers valuation:
•On both an absolute and relative to the market basis.
•Utilizing both historical and prospective analysis.
In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Fund’s portfolio managers will generally sell a portfolio security when they believe:
•The security has achieved its value potential.
•Such sale is necessary for portfolio diversification.
•Changing fundamentals signal a deteriorating value potential.
•Other securities have a better value potential.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:
•Stock Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. The risk of trade disputes with other countries, the possibility of changes to some international trade agreements, and government or regulatory actions, including the imposition of tariffs or other protectionist actions, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
•Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. Different investment styles shift in and out of favor depending on market conditions and investor sentiment, and from time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.
•Foreign Securities Risk: Stocks of non-U.S. companies (whether held directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments, including foreign political and economic risk not associated with domestic investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as the institution of tariffs by the U.S., a rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.
•Emerging Market Risk: Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
•Geographic Concentration Risk: Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.
•Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.
•Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
•New Fund Risk: The Fund is a recently organized and has a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors may determine to liquidate the Fund.
•RIC Qualification Risk: It is intended that the Fund will qualify as a regulated investment company (a “RIC”) under Subchapter M of the U.S. Tax Code. To qualify and remain eligible for the special U.S. federal income tax treatment accorded to a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.
•Changes in Tax Laws: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the U.S. Tax Code (some of which are set to expire at the end of 2025). More recently, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.
Performance: When the FMI Global Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.fmimgt.com/current-performance/, or by calling toll-free at 1-800-811-5311.
Investment Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.
Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Executive Chairman	37
John S. Brandser	President and Chief Executive Officer	29
Jonathan T. Bloom, CFA®	Chief Investment Officer	14
Robert M. Helf, CFA®	Research Analyst	26

Benjamin D. Karek, CFA®	Research Analyst	7

Jake E. Strole, CFA®	Research Analyst	1
Matthew T. Sullivan, CFA®	Research Analyst	11
Jordan S. Teschendorf, CFA®	Research Analyst	9
Dain C. Tofson, CFA®	Research Analyst	4
Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $2,500 for Investor Class shares (when offered) and $100,000 for Institutional Class shares. Subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts.
Institutional Class shares are available to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

You may redeem and purchase Investor Class and/or Institutional Class shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund Investor Class and/or Institutional Class shares: through the mail (FMI Global Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701); by wire transfer; by telephone at 1-800-811-5311; or through a financial intermediary. Investors who wish to redeem or purchase Investor Class (when offered) and/or Institutional Class shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.
Tax Information: The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Investment Objective: The FMI Global Fund seeks long-term capital appreciation. The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed by the Board of Directors of the Fund without a vote of shareholders upon written notice to shareholders. If the Fund elects to change its investment objective, shareholders will be given at least 30 days’ notice prior to any such change.
Each of the Fund’s portfolio managers are patient investors. The Fund does not attempt to achieve its investment objective by active and frequent trading of equity securities.
Principal Investment Strategies: The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of global companies (U.S. and non-U.S. companies). The Fund normally invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs, and ETFs. U.S. companies are companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States in predominantly developed markets, although the Fund may also invest in emerging markets. Under normal circumstances, the Fund will invest at least 40% of its assets in non-U.S. companies. If the Fund’s investment adviser deems market conditions less favorable for non-U.S. companies, the Fund could invest less than 40%, but would invest at least 30% of its assets in non-U.S. companies.
The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
With the Fund’s investments limited in number, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular global benchmarks. The Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.
Additional Investment Strategy Information: The Fund may invest in ADRs through both sponsored and unsponsored arrangements. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:
•A strong, defendable market niche or products and services niche that is difficult to replicate;
•A high degree of relative recurring revenue;
•Modestly priced products or services relative to competitors in the same industry;
•Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period); and
•Above-average growth or improving profitability prospects.

The Fund considers valuation:
•On both an absolute and relative to the market basis.
•Utilizing both historical and prospective analysis.
In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.
The Fund’s portfolio managers will generally sell a portfolio security when they believe:
•The security has achieved its value potential.
•Such sale is necessary for portfolio diversification.
•Changing fundamentals signal a deteriorating value potential.
•Other securities have a better value potential.
Principal Risks: There is a risk that you could lose all or a portion of your money on your investment in the Fund. This risk may increase during times of significant market volatility. The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:
Stock Market Risk: The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. The risk of trade disputes with other countries, the possibility of changes to some international trade agreements, and government or regulatory actions, including the imposition of tariffs or other protectionist actions, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. These effects could negatively impact the Fund’s performance.
If an investor holds common stock, or common stock equivalents, of any given issuer, the investor would generally be exposed to greater risk than if the investor held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.
Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and with rapidity and therefore adversely affect the Fund.
The risk environment remains elevated, and the Fund’ investment adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Value Investing Risk: The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. Companies whose stocks the Fund’s portfolio managers believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time. During these periods, the Fund’s relative performance may suffer.
Foreign Securities Risk: Stocks of non-U.S. companies (whether directly or in ADRs or ADSs) as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies. The costs associated with securities transactions are often higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments, including foreign political and economic risk not associated with domestic investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements as those of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Policy and legislative changes in foreign countries and other events affecting global markets, such as a rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may contribute to decreased liquidity and increased volatility in the financial markets. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy. The International Currency Unhedged Fund generally will not hedge its perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”
Economic conditions, such as volatile currency exchange rates and interest rates and the possibility of a national or global recession, political events, continuing political tension and armed conflicts and other conditions may, without prior warning, lead to government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.
Emerging Markets Risk: Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues. Taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of emerging markets could result in loss to the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, when investing in emerging market countries, there may be differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries may also have higher rates of inflation and more rapid and extreme fluctuations in inflation rates and greater sensitivity to interest rate changes. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging market countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.
In addition, companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited which can impede the Fund’s ability to evaluate such companies.
In addition, certain emerging market countries may impose material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. The potentially smaller size of emerging market countries’ securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
Geographic Concentration Risk: Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region. Namely, to the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund. Some countries and regions in which the Fund may invest might have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that may lead to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. So, if the Fund is concentrated, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund. Information about the Fund’s investment in a geographic area is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N-PORT and N-CSR.
Large Capitalization Companies Risk: Large capitalization companies may grow more slowly than the overall economy and tend to go in and out of favor based on market and economic conditions, and the Fund may underperform investments that focus on small or medium capitalization companies.
Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.
New Fund Risk: The Fund is a recently organized and has a limited operating history. As a result, prospective investors have a limited track record on which to base their investment decision. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of Directors may determine to liquidate the Fund.
RIC Qualification Risk: It is intended that the Fund will qualify as a regulated investment company (a “RIC”) under Subchapter M of the U.S. Tax Code. To qualify and remain eligible for the special U.S. federal income tax treatment accorded to a RIC, the Fund must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The U.S. Tax Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. Although the Fund generally anticipates meeting these distribution requirements, the Fund’s investment adviser cannot assure that the Fund will, or will continue, to qualify as a RIC, or that the excise tax will not apply.
Changes in Tax Laws: Tax law is subject to change, possibly with retroactive effect, or to different interpretations. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the U.S. Tax Code (some of which are set to expire at the end of 2025). More recently, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted. Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.
NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Temporary Investments: The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper, deposit accounts or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.
ETF Risk: In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an

ETF’s shares may trade at a market price that is above or below their net asset value (as discussed more fully below); (ii) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).
The market prices of shares of ETFs fluctuate in response to changes in net asset value (“NAV”) and supply and demand for such shares and include a bid-ask spread charged by the exchange specialists, market makers or other participants and trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role of market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (“APs”) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.
An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFs on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.
Non-U.S. Tax Risk: The Fund could be subject to significant levels of non-U.S. taxation in connection with the Fund’s activities, thereby reducing the earnings of its investments. Shareholders may not be able to claim a foreign tax credit for their proportionate shares of any foreign taxes paid by or allocable to the Fund or any investment vehicle through which the Fund directly or indirectly invests. Moreover, substantial non-U.S. withholding taxes may also apply to proceeds from non-U.S. entities in which the Fund may invest.
Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Fund’s investment adviser and/or its other service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures regarding disclosure of its portfolio holdings. These policies and procedures are also available on the Funds’ website, www.fmimgt.com.

MANAGEMENT OF THE FUND
Fiduciary Management, Inc. (the “Adviser”) is the investment adviser to the Fund. The Adviser also serves as the investment adviser to the FMI Common Stock Fund, the FMI Large Cap Fund, the FMI International Fund, and the FMI International Fund II – Currency Unhedged Fund (together with the Fund sometimes referred to herein as the “FMI Funds”). Information regarding the FMI Large Cap Fund, the FMI International Fund, and the FMI International Fund II – Currency Unhedged Fund is contained in a separate prospectus. The Adviser’s address is:
790 North Water Street, Suite 2100
Milwaukee, Wisconsin 53202
The Adviser has been in business since 1980 and has been the Fund’s only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. The Adviser makes the decisions to buy and sell the investments of the Fund.
Pursuant to current Investment Advisory Agreement, the Adviser is entitled to receive a fee for managing the Fund. The fee is computed and payable at the end of each month. The following annual percentages of the Fund’s average daily net assets are used:

Assets under Management	Fee
$0 - $2.5 billion $2.5 - $5.0 billion $5.0 - $10.0 billion Over $10.0 billion	0.70% 0.65% 0.60% 0.55%

The Adviser may periodically waive all or a portion of its advisory fee with respect to the Fund. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and FMI Funds, Inc., on behalf of each class of the Fund, the Adviser has contractually agreed to waive its advisory fee to the extent necessary to ensure that net expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) do not exceed the average daily net assets of each share class as set forth in the table below. The Operating Expenses Limitation Agreement is indefinite in term and may only be terminated by the Fund’s Board of Directors. In addition to the reimbursement required under the Operating Expenses Limitation Agreement, the Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.00% of the Investor Class shares (currently not available for purchase) and 0.90% of the Institutional Class shares at least through January 31, 2026.

Fund	Investor Class	Institutional Class
FMI Global Fund	1.75%	1.65%
A discussion regarding the basis for the Board of Directors approving the Fund’s investment advisory agreement with the Adviser will be available in the Fund’s initial semi-annual report to shareholders for the period ended March 31.
The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”). The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.
Patrick J. English, CFA®, has been employed by the Adviser in various capacities since 1986, currently serving as Executive Chairman and Treasurer. John S. Brandser has been employed by the

Adviser in various capacities since 1995, currently serving as President, Chief Executive Officer and Secretary. Jonathan T. Bloom, CFA® has been employed by the Adviser in various capacities since 2010 and is currently the Chief Investment Officer. Robert M. Helf, CFA®, has been employed by the Adviser since 1998 as a Research Analyst. Benjamin D. Karek, CFA®, has been employed by the Adviser since 2017 as a Research Analyst. Jake E. Strole, CFA®, has been employed by the Adviser since 2024, and previously was a senior equity analyst for the State of Wisconsin Investment Board from 2019-2024. Prior to that, he was an equity analyst covering healthcare for Morningstar from 2017-2019. Matthew T. Sullivan, CFA® has been employed by the Adviser since 2013 as a Research Analyst. Jordan S. Teschendorf, CFA® has been employed by the Adviser since 2015 as a Research Analyst. Dain C. Tofson, CFA®, has been employed by the Adviser since 2019 as a Research Analyst and previously was a member of Artisan Partners Global Value Equity Team from 2017 - 2019. CFA® is a registered trademark owned by the CFA Institute.
The Fund’s SAI, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.
The Fund has adopted a multiple class plan that allows the Fund to offer one or more classes of shares of the Fund. The Fund offers two classes of shares - Investor Class shares and Institutional Class shares. The Fund currently only offers Institutional Class shares. The different classes of shares represent investments in the same portfolio securities, but the classes are subject to different expenses, including but not limited to the following:
•The Fund’s Investor Class shares are subject to shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors; and
•The Fund’s Institutional Class shares are not subject to shareholder servicing fees.
Foreside Financial Services, LLC, Three Canal Plaza, 3rd Floor, Portland, Maine 04101, serves as the distributor in connection with the continuous offering of the Fund’s shares. The distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.

THE FUND’S SHARE PRICE
The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called the net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. If the NYSE is not open, then the Fund does not determine its net asset value, and investors may not purchase or redeem shares of the Fund. The NYSE is closed on most national holidays, on Good Friday, and on the weekends. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. If the NYSE closes early on a valuation day, the Fund shall determine its net asset value as of that time. The Fund calculates its net asset value based on the market prices of the securities it holds. Debt instruments including, but not limited to, U.S. Treasury Securities are generally valued at the evaluated bid price provided by a Pricing Source, unless its use would be inappropriate due to credit or other impairments of the issuer, in which case the securities will be valued at a fair value price. The net asset value is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of the Fund, the net asset value of the two classes of the Fund may vary.
If market quotations are not readily available, the Adviser will value securities at their fair value under the Fund’s established valuation methodologies. The Board of Directors has appointed the Adviser as the Fund’s valuation designee under Rule 2a-5 (“Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures, address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.
The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. In determining fair value, the Adviser considers all relevant qualitative and quantitative information available including news regarding significant market or security specific-events. For securities that do not trade during NYSE hours, or trade during a portion of the NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Adviser utilizes a service provided by an independent third party to assist in fair valuation of certain securities.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.
The Fund may invest in securities principally traded in markets outside the U.S. The foreign markets in which the Fund may invest are sometimes open on days when the NYSE is not open and the Fund does not calculate its net asset value, and sometimes are not open on days when the Fund does calculate its net asset value. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time in which the Fund calculates its net asset value. As a result, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its net asset value and you cannot purchase or redeem shares of the Fund.
With regard to foreign equity securities, the Fund uses a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on foreign exchanges. By fair valuing securities whose prices may have been affected by events occurring between the time a foreign exchange closes and the close of the NYSE, the Fund deters “arbitrage” market timers, who seek to exploit delays between the change in the value of the Fund’s portfolio holdings and the net asset value of the Fund’s shares, and seek to help ensure that the prices at which the Fund’s shares are purchased and redeemed are fair.
The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day. The Fund will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.
The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature.

Servicing agents are responsible for timely transmitting any purchase, exchange and redemption orders they receive to the Fund.

PURCHASING SHARES
Choosing a Share Class
The Fund may offer two classes of shares: Investor Class shares and Institutional Class shares. Currently, the Fund does not offer Investor Class shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Institutional Class shares are available to investors who invest directly in the Fund and have a minimum investment of $100,000. Investor Class shares (when offered) and Institutional Class shares are also available through certain financial intermediaries. The Fund may waive the minimum investment requirement from time to time.
The minimum initial investment may be waived at the discretion of the Fund for both classes of shares purchased by any group retirement plan, including defined benefit and defined contribution plans such as 401(k), 403(b) and 457(b) plans that maintain an omnibus account, for which an intermediary or other entity provides services and is not compensated by the Fund for those services.
The minimum initial investment may be waived at the discretion of the Fund for shares purchased by individual accounts of a financial intermediary that charges an ongoing fee to its customers for its services or offers shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts and similar programs with approved intermediaries.
Holdings of related investor accounts may be aggregated for purposes of determining the minimum investment amount. Related investor accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or other intermediary.
How to Purchase Shares from the Fund
1.Read this Prospectus carefully.
2.Determine how much you want to invest keeping in mind the following minimums:
The minimum initial investment value for Institutional Class shares is $100,000. The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan and $100 for all other accounts. The Fund reserves the right to waive or reduce the minimum initial investment value for any reason and for any account.* Investors generally may meet the minimum initial investment value by aggregating multiple accounts with common ownership within the Fund.
The following table shows the minimum amounts that apply to your purchase of Institutional Class shares of the Fund:

New Accounts
● All Accounts
• Institutional Class	$100,000
Existing Accounts (All Classes)
● Dividend reinvestment	No Minimum
● Automatic Investment Plan	$50
● Telephone Purchase	$100
● All other accounts	$100

____________
* Servicing Agents may impose different minimums.
3.Complete the New Account Application available on our website (www.fmimgt.com), carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. If you have any questions, or, if you need additional assistance when completing your application, please call U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) at 1‑800‑811‑5311.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. You may also be asked for a copy of your driver’s license, passport, or other identifying document to help the Transfer Agent verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, which may include certain documents, such as articles of incorporation. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Such information will be used only for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions. Permanent addresses containing only a P.O. Box will not be accepted. The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Directors. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the day’s net asset value.
4.Make your check payable to “FMI Global Fund.” All checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment. The Transfer Agent, will charge a $25 fee against a shareholder’s account for any payment returned to the Transfer Agent. The shareholder will also be responsible for any losses suffered by the Fund as a result.
5.Send the application and check to:
BY FIRST CLASS MAIL
FMI Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
FMI Funds, Inc.
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
6.You may purchase shares by wire transfer.
Initial Investment by Wire – If you wish to open an account by wire, you must call 1‑800‑811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent. You may then contact your bank to initiate the wire using the instructions you were given.
Subsequent Investments by Wire – You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the Transfer Agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wire Information:
You should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For credit to:
U.S. Bank Global Fund Services
Account #112-952-137
For further credit to:
(name of Fund)
(shareholder registration)
(shareholder account number)
Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.
Purchasing Shares from Broker-dealers, Financial Institutions and Others
Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.
The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:
•Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirements.
•Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.
•Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.
•Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.
•Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.
If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, the Servicing Agent may be held liable for any resulting fees or losses.
Telephone Purchases
Unless you declined “telephone option” in the Telephone Options section on the account application, you may make subsequent investments by telephone directly from a bank checking or savings account. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The telephone purchase option may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders. Telephone purchases must be in amounts of $100 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, the Transfer Agent must receive your purchase order prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 1-800-811-5311. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
If you currently do not have the telephone purchase option, you may write to the Transfer Agent requesting the telephone purchase option. This option will become effective approximately 7 business days after the application form is received by the Transfer Agent. The Telephone Option form is also available on our website (www.fmimgt.com). You may be required to provide a signature(s) guarantee or other acceptable signature verification. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (the “Plan”). This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Plan, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-800-811-5311. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent 5 days prior to the effective date.
Other Information about Purchasing Shares of the Fund
The Fund may reject any New Account Application or any purchase for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.
Shares of the Fund may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.
The Fund will not issue certificates evidencing shares purchased. The Fund will send investors a written confirmation for all purchases of shares.
The Fund offers an automatic investment plan allowing shareholders to make subsequent purchases on a regular and convenient basis. The Fund also offers the following retirement plans:
•Traditional IRA
•Roth IRA
•Coverdell Education Savings Account
•SEP-IRA
•Simple IRA
Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.
Address Changes
To change the address on your account, call the Fund at 1‑800‑811‑5311. Any written redemption requests received within 30 calendar days after an address change must be accompanied by a signature guarantee.
No telephone redemptions will be allowed within 30 days of an address change.
Householding
To reduce expenses, we generally mail only one copy of the Fund’s shareholder documents, including prospectuses, shareholder reports, notices and proxy statements, to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-800-811-5311. Individual copies will be sent upon request.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-811-5311.

22

REDEEMING SHARES
How to Redeem (Sell) Shares by Mail
1.Prepare a letter of instruction containing:
•account number(s) and name of the Fund and Fund class
•the amount of money or number of shares being redeemed
•the name(s) on the account
•daytime phone number
•additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund, in advance, at 1-800-811-5311 if you have any questions.
2.Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.
3.Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution (either a Medallion program member or a non-Medallion program member) in the following situations:
•When the redemption proceeds are payable or sent to any person, address or bank account not on record.
•When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days.
•If ownership on an account is being changed.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
A notarized signature is not an acceptable substitute for a signature guarantee.
The Fund may waive the signature guarantee requirement in certain circumstances.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member, or other acceptable form of authentication from a financial institution source. You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

4.Send the letter of instruction to:
BY FIRST CLASS MAIL
FMI Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
FMI Funds, Inc.
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

23

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
How to Redeem (Sell) Shares by Telephone
1.The telephone redemption option will automatically be established on your account unless declined on the original account application. If you declined this option and would like to add it at a later date, you should write to the Transfer Agent requesting the telephone option. When you do so, please sign the request exactly as your account is registered. You may be required to provide a signature(s) guarantee or other acceptable signature verification. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.
2.Shares held in individual retirement accounts may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.
3.Assemble the same information that you would include in the letter of instruction for a written redemption request.
4.Call the Transfer Agent at 1-800-811-5311, provided your account has been open for at least 15 calendar days. Please do not call the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $100,000, however, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.) Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction.
How to Redeem (Sell) Shares through Servicing Agents
If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.
Redemption Price
The redemption price per share you receive for redemption requests is the next determined net asset value after:
•The Transfer Agent receives your written request in good order with all required information and documents as necessary. Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of Fund shares for certain account types.
•The Transfer Agent receives your authorized telephone request in good order with all required information.
•If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests

24

received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.
Payment of Redemption Proceeds
•The Transfer Agent will normally send redemption proceeds via check to the address of record on the account no later than the seventh day, after it receives the request, along with all required information.
•If you request in the letter of instruction, the Transfer Agent will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire. Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price. The Transfer Agent currently charges $15 for each wire redemption but does not charge a fee for EFTs.
•Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.
Systematic Withdrawal Plan (“SWP”)
As another convenience, you may redeem your Fund shares through the SWP. Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five days prior to the next withdrawal.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will ultimately be depleted.
Other Redemption Considerations
When redeeming shares of the Fund, shareholders should consider the following:
•The redemption may result in a taxable gain or loss.
•Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.
•As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).
•If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until they are reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 calendar days from the date of purchase). Shareholders can avoid this delay by utilizing the wire purchase option.

25

•Unless previously authorized on the account, the Transfer Agent will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.
•Redemption proceeds will be sent to the Transfer Agent address of record. The Transfer Agent will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.
•The Fund reserves the right to refuse a telephone redemption request if they believe it is advisable to do so. Both the Fund and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.
•The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to: (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; or (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
•With regard to accounts that fall below the $100,000 minimum investment value for Institutional Class shares, due to shareholder action and not because of a change in market value, and that are not subject to an exception to the minimum, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $100,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.
•The Fund will typically expect that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.
•While the Fund generally pay redemption requests in cash, the Fund reserves the right to pay redemption requests “in-kind” as permitted. This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Redemption in-kind may be used in stressed market conditions or as deemed advisable pursuant to the Fund’s policies and procedures. In-kind redemptions may be in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash and may incur transaction expenses in converting these securities to cash. Shareholders who receive a redemption “in-kind” may incur costs upon the subsequent disposition of such securities. The Fund has in place a line of credit that may be used to meet redemption requests during regular or stressed market conditions.

MARKET TIMING PROCEDURES

26

The Fund discourages frequent purchases and redemptions of Fund shares by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because it is not anticipated that the Fund will experience frequent purchases and redemptions of Fund shares that will be disruptive to the Fund, based on the Adviser’s experience with the other series.
The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund’s Board of Directors may reconsider their decision not to adopt policies and procedures.

EXCHANGING SHARES
Shares of the Fund may be exchanged for shares of the same class of any other FMI Fund listed below or for the First American Retail Prime Obligations Fund at the relative net asset values, subject to minimum purchase requirements:
•FMI Common Stock Fund
•FMI Large Cap Fund
•FMI International Fund
•FMI International Fund II – Currency Unhedged
An affiliate of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) advises the First American Retail Prime Obligations Fund. This is a money market mutual fund offered to respond to changes in your goals or market conditions. Neither Fund Services nor First American Retail Prime Obligations Fund is affiliated with the FMI Funds nor the Adviser. You may have a taxable gain or loss as a result of an exchange because an exchange is treated as a sale of shares for federal income tax purposes. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical. Exchanges may be authorized by telephone unless the option was declined on the account application.
How to Exchange Shares
1.Read this Prospectus (and the current prospectus for the fund for which shares are to be exchanged) carefully.
2.Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund and the First American Retail Prime Obligations Fund) for Investor Class shares and a $100,000 minimum for all FMI Funds Institutional Class shares.
3.Call the Transfer Agent at 1-800-811-5311 or write to FMI Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).
Call the Transfer Agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and the First American Retail Prime Obligations Fund Prospectus. This exchange privilege does not

27

constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

SHAREHOLDER SERVICING PLAN
The Investor Class shares (if offered) of the Fund may pay brokers, dealers, or other financial intermediaries (“financial intermediaries”) for sub-transfer agent and shareholder services including, but not limited to: (1) aggregating and processing purchase and redemption requests and transmitting such orders to the Fund’s Transfer Agent; (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments from the Fund on behalf of shareholders; (4) providing information periodically to shareholders showing their positions; (5) arranging for bank wires; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares beneficially owned by shareholders or the information necessary for sub-accounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. In this regard, the Fund has adopted a shareholder servicing plan pursuant to which Investor Class shares (if offered) may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors. The Board of Directors may also authorize the Fund to pay for shareholder services outside of the plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.
You have four distribution options:
•All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.
•Distribution Only Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.
•Dividend Only Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.
•All Cash Option – Both dividend and capital gains distributions will be paid in cash.
You may make this election on the New Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-811-5311 at least five calendar days prior to the record date of the next distribution.
If you elect to receive dividends and/or distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and/or distributions payable to you in additional Fund shares at the Fund’s then current net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Tax Considerations
The following discussion regarding U.S. federal income taxes summarizes only some of the important U.S. federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You

28

should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.
The Fund has elected to be treated and intends to qualify each year as a RIC. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.
The Fund’s dividends and capital gain distributions may be subject to U.S. federal, state, and local income tax whether received in cash or reinvested in Fund shares. These dividends and capital gain distributions may be taxed as ordinary income, dividend income or long-term capital gain.
Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.
If you purchase shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of the Fund and it has appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.
The Fund will notify you of the tax status dividends and capital gain distributions after the end of each calendar year.
You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. You should be aware that an exchange of shares in the Fund for shares in other FMI Funds is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.
In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.
If you hold shares in the Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.
When you receive a distribution from the Fund or redeem shares, you may be subject to backup withholding.

INACTIVE ACCOUNTS
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

29

FINANCIAL HIGHLIGHTS
Financial information is not available because the Fund had not commenced operations prior to the date of this Prospectus.

Not part of the Prospectus
FMI Funds, Inc.
PRIVACY POLICY
We collect the following non-public personal information about you:
•Information we receive from you on or in applications or other forms, correspondence or conversations.
•Information about your transactions with us, our affiliates, or others.
We use this information in connection with your investment into the Funds, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website's contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any non-public personal information about our current or former shareholders to anyone, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your non-public personal information would be shared with non-affiliated third parties.

FMI Global Fund
To learn more about the FMI Global Fund, please read the Fund’s SAI which contains additional information about the Fund. The Fund has incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the Fund’s SAI to be part of the Prospectus.
You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.
The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling U.S. Bank Global Fund Services at 1-800-811-5311 or by visiting the Fund’s website www.fmimgt.com.
Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address.
FMI Funds, Inc.
790 North Water Street,
Suite 2100
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmimgt.com
The general public can review and copy information about the Fund (including the SAI) on the EDGAR Database on the SEC’s Internet website at https://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov.
Investment Company Act File No. 811-07831

FMI Funds, Inc. 1-800-811-5311 www.fmimgt.com

STATEMENT OF ADDITIONAL INFORMATION	December 31, 2024
FMI FUNDS, INC.
790 North Water Street, Suite 2100
Milwaukee, Wisconsin 53202
FMI Global Fund
Investor Class (Not Available for Purchase)
Institutional Class (Ticker Symbol: FMIGX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the FMI Global Fund dated December 31, 2024. Requests for copies of the Prospectus should be made by writing to FMI Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53202, or by calling 1-800-811-5311. The Prospectus is also available on our website (www.fmimgt.com).
You may obtain a free copy of the Annual Report or Semi-Annual Report of the FMI Global Fund, when available, by writing to FMI Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53202, or by calling 1-800-811-5311. These reports will also be made available on our website (www.fmimgt.com).

4916-0227-3029.3

FMI FUNDS, INC.
No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 31, 2024 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Funds, Inc.
This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION
FMI Funds, Inc., a Maryland corporation incorporated on September 5, 1996 (the “Corporation”), is an open-end, management investment company currently consisting of four diversified portfolios, FMI Common Stock Fund (the “Common Stock Fund”), FMI Large Cap Fund (the “Large Cap Fund”), FMI International Fund (the “International Fund”), and FMI International Fund II – Currency Unhedged (the “International Currency Unhedged Fund”). This Statement of Additional Information (“SAI”) relates only to the FMI Global Fund, a newly organized series of the Corporation (the “Fund”).
Information regarding the Common Stock Fund, the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund is contained in a separate statement of additional information.
Fiduciary Management, Inc. serves as the investment adviser to the Fund, the Common Stock Fund, the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund (collectively, the “FMI Funds” and each an “FMI Fund”). The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund currently offers Institutional Class shares. Investor Class shares (when offered) and Institutional Class shares are available to shareholders who invest directly in the Fund, or who invest through a broker-dealer, financial institution or servicing agent that have entered into appropriate arrangements with the Fund. The Investor Class shares and Institutional Class shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares of the Fund may bear distribution fees (but do not currently bear distribution fees) and Investor Class shares are subject to shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors, and Institutional Class shares are not subject to any such fees, (2) Institutional Class shares have a higher minimum initial investment, and (3) the Board of Directors may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such class proportionately (after any applicable base fee to be paid by a class of shares of the Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the Fund.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.
1.The Fund will not issue senior securities except as permitted under paragraph 2 below or as permitted under the 1940 Act.
2.The Fund will not borrow money, except as permitted under the 1940 Act. (For a discussion of the Fund’s strategies related to borrowing, please see “Investment Considerations – Reverse Repurchase Agreements (Borrowing)” and “Borrowing”.)
3.The Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings.
4.The Fund will not purchase or sell commodities, except as permitted by the 1940 Act.
5.The Fund will not make loans except as permitted under the 1940 Act.
1

6.The Fund will not purchase or sell real estate, although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.
7.The Fund will not act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in the disposition of restricted securities.
8.The Fund will not invest 25% or more of its total assets at the time of purchase in any securities of issuers in one particular industry or group of industries. United States government securities are excluded from this restriction.
Non-Fundamental Investment Restrictions
The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without shareholder approval. These additional restrictions are as follows:
1.The Fund will not invest more than 15% of the value of its net assets in illiquid securities.
2.The Fund will not purchase securities on margin. However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in its fundamental investment restriction No. 2.
3.The Fund will not sell securities short or write put and call options, except that the Fund may purchase and sell derivative instruments as described in this Statement of Additional Information.
4.The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.
5.The Fund will normally invest at least 40% of the value of its total assets in equity securities of non-U.S. companies. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.
6.The Fund will not purchase the securities of other investment companies except in compliance with Section 12(d) of the 1940 Act and applicable rules and regulations. Section 12(d) generally provides that no purchases of other investment companies may be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies unless otherwise permitted by exemptions under the 1940 Act or exemptive relief granted by the SEC. See the discussion below of likely exemptions under the 1940 Act on which the Fund may rely.
The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment.
Section 12(d)(1)(F) of the 1940 Act provides that the foregoing limitations do not apply to securities purchased or otherwise acquired by the Fund if (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not, and is not proposing
2

to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½%. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Under Section 12(d)(1)(F), the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.
Rule 12d1-4 provides an exemption from Section 12(d)(1) that allows funds to invest in other investment companies in excess of certain of the limitations discussed above, subject to certain limitations and conditions, including, among other conditions, that the acquiring fund and its advisory group will not control (individually or in the aggregate) an acquired fund. An acquiring fund relying on Rule 12d1-4 generally must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.
General Notice
The aforementioned fundamental and non-fundamental percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money, illiquid securities or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions, or non-fundamental restrictions will be deemed to have occurred. Any changes in the Fund’s investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.
INVESTMENT CONSIDERATIONS
The Fund’s Prospectus describes the Fund’s principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks. The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.
The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization at the time of initial purchase) value stocks of global companies (U.S. and non-U.S. companies). The Fund normally invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), and exchange-traded funds (“ETFs”). U.S. companies are companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States in predominantly developed markets, although the Fund may also invest in emerging markets. Normally, the Fund will invest at least 40% of its assets in non-U.S. companies, unless market conditions are not deemed favorable by the Fund’s investment adviser.
The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.
3

Principal Investment Strategies
Considerations Regarding Market Conditions and Events
Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to occur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.
The prices of the securities in which the Fund invests may decline in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price and liquidity changes may occur in the market as a whole, or they may occur in only a particular company, industry, sector, or geographical region of the market. In the past decade financial markets throughout the world have experienced increased volatility and heightened uncertainty. If an investor holds common stock, or common stock equivalents, of any given issuer, the investor would generally be exposed to greater risk than if the investor held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.
Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and with rapidity and therefore adversely affect the Fund.
These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Foreign Securities
The Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in ADRs or ADSs of such issuers. The Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.
Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the
4

opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers.
The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although the Fund will mainly invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.
On January 31, 2020, the United Kingdom (the “UK”) left the European Union (the “EU”) and entered into a transition period that lasted until December 31, 2020. On December 30, 2020, the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement governing certain elements of the EU’s and the UK’s relationship following the end of the transition period, which provisionally went into effect at the beginning of 2021. Even with the TCA there is likely to be considerable uncertainty relating to the potential ongoing consequences of the withdrawal. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Investments in ADRs or ADSs. The Fund may hold securities of U.S. and foreign issuers in the form of ADRs or ADSs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.
ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States
5

and, therefore, the importance of such information may not be reflected in the market value of such securities.
Managing Investment Exposure
The Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency forward contracts.
The Fund normally does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. However, the Fund’s Adviser reserves the right, in response to significant adverse market, economic, political or other conditions, to temporarily hedge all or a portion of the Fund’s currency exposure. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency forward contracts.
The Adviser may use these techniques to adjust the risk and return characteristics of the Fund’s portfolio with regard to emerging markets. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments in emerging markets, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The Fund may use these techniques for hedging, risk management or portfolio management purposes, but not for speculation.
Currency Hedging Transactions. Because the Fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the Fund’s assets from the perspective of U.S. investors. The Fund may seek to temporarily protect itself against significant adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Fund might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.
To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).
A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.
When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign
6

currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.
When the Adviser believes that a particular foreign currency may suffer a decline against the U.S. dollar, it may in certain circumstances enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of the Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts on a temporary basis when it determines that the best interests of the Fund will be served, in response to significant adverse market, economic, political or other conditions.
At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.
If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver. The Fund’s dealings in forward foreign currency exchange contracts, if any, will be limited to the transactions described above.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
7

The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.
Options on Securities and Indexes. The Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market.
An option on a security (or “index”) or foreign currency is a contract that gives the purchaser (“holder”) of the option, in return for a premium, the right to buy from (“call”) or sell to (“put”) the seller (“writer”) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.
If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (namely, the same type, exchange, underlying security or index, and exercise price). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.
8

The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily by the Fund and are valued at the average of the most recent bid and ask prices.
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
Futures Contracts and Options on Futures Contracts. The Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument, foreign currency, or other underlying asset at a specified time and price. Most futures are offset (liquidated) prior to expiration, but when held to expiration could result in parties having to make/take delivery of the underlying asset or effect final settlement by cash. The Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies, as previously discussed.
The Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will not use these instruments for speculative purposes. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.
The Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodity Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money) do not exceed 5% of the Fund’s net assets.
9

The Fund will use futures contracts in connection with the implementation of its investment strategies and in compliance with Rule 18f-4.
There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of futures contracts or their underlying asset such as foreign currency, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; there may not be a liquid market for a futures contract or futures option; trading restrictions or limitations, such as position limits or daily price limits, may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.
The Fund could be unable to recover assets held at the futures clearing broker, even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the commodity broker. Although a Futures Commission Merchant (“FCM”) (including the futures clearing broker) is required to segregate customer funds pursuant to the Commodities Exchange Act (“CEA”), in the unlikely event of the commodity broker’s bankruptcy, there is no equivalent of the Securities Investors Protection Corporation insurance as is applicable in the case of securities broker dealers’ bankruptcies. If the FCM does not provide accurate reporting, the Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The Fund does not currently invest in futures contracts or options on futures contracts (or swaps), and therefore neither Fund is currently subject to registration or regulation as a “commodity pool operator” under the CEA. If either Fund were to trade in such securities, the Adviser would seek to claim the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5.
The Fund may engage in derivatives transactions in accordance with Rule 18f-4 under the 1940 Act. To the extent the Fund engages in derivatives transactions, the Fund expects to qualify as a limited derivatives user under Rule 18f-4 under the 1940 Act, which requires the Fund to comply with a 10% notional exposure-based limit on derivatives transactions and to adopt written policies and procedures reasonably designed to manage the Fund’s derivatives risks, which the Fund has adopted.
Non-Principal Investment Strategies
Investment Grade Investments
The Fund may invest in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will invest in debt securities rated at the time of purchase “Baa3” or better by Moody’s Investors Service, Inc. (“Moody’s”), or “BBB-” or better by Standard & Poor’s Rating Service (“Standard & Poor’s”). The Fund may invest in securities with equivalent ratings from another nationally recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below “Baa3” or “BBB-”, the Adviser will consider whether to dispose of the security.
Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. A description of the foregoing ratings is set forth in “Description of Securities Ratings.” Although “Baa3” and “BBB-” rated securities are investment grade, they may have speculative characteristics.
10

The principal risks associated with investments in debt securities are interest rate risk and credit risk. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.
LIBOR Transition Risk
Until recently, London Interbank Offered Rate (“LIBOR”) was used as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives.
The administrator of LIBOR has phased out LIBOR such that after June 30, 2023, the overnight, 1‑month, 3‑month, 6‑month and 12‑month U.S. dollar LIBOR settings have ceased to be published or representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average, ceased to be published or representative after December 31, 2021.
Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which has replaced U.S. dollar LIBOR. Market participants generally have adopted alternative rates such as SOFR or otherwise amended such financial instruments to include fallback provisions and other measures that contemplated the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International SWAPs and Derivatives Association, Inc. (ISDA) launched a protocol to incorporate fallback provisions. Notwithstanding the foregoing actions, there still remains uncertainty regarding successor reference rate methodologies and there is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability.
The transition process away from LIBOR could lead to increased volatility and illiquidity in markets for instruments whose terms previously relied on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.
Foreign Securities
As discussed previously, the Fund may invest in foreign securities. See “Investment Considerations – Principal Investment Strategies – Foreign Securities.” In connection with such investments, the Fund may, as a non-principal investment strategy, invest in emerging markets. The risks of such investments are discussed below.
Emerging Markets.
The Fund may from time to time invest in emerging and less developed markets (“emerging markets”) securities. The Adviser considers emerging markets to be those markets in any country other than Canada, Luxembourg, the United States, and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be
11

considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.
Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.
Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect such assets held by the Fund should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
Preferred Stocks
The Fund may invest in preferred stocks, both convertible and nonconvertible. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks (namely, the value of the nonconvertible preferred stock rises when interest rates fall and falls when interest rates rise), while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
12

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Warrants
The Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised or sold prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.
Money Market Instruments
The Fund may invest in cash and money market securities, including money market demand accounts which offer many of the same advantages as commercial paper master notes. Investments with a money market deposit account will be limited to accounts with Federal Deposit Insurance Corporation insured banks.
The Fund may invest in cash and money market securities when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, deposit accounts, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100 million at the time of purchase), commercial paper rated A‑1 or A‑2 by Standard & Poor’s, or Prime‑1 or Prime‑2 by Moody’s, commercial paper master notes and repurchase agreements.
The Fund may invest in commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with the Fund’s investments in commercial paper and commercial paper master notes is credit risk.
During the 2008 global financial downturn and the market volatility caused by the COVID-19 outbreak, many money market instruments that were thought to be highly liquid became illiquid and lost value. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions with respect to the financial markets generally and money market instruments in particular. While these actions have stabilized the markets for these instruments, there can be no assurances that those actions will continue or continue to be effective.
13

Repurchase Agreements (Lending)
The Fund may enter into repurchase agreements, a form of lending. Under repurchase agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. Repurchase agreements maturing in more than seven days are considered illiquid securities. The Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days.
The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with the Fund’s investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.
Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund will take into account relevant market, trading and investment specific considerations when determining whether a security is an illiquid security. Illiquid securities may include those securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices.
The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4 of the 1940 Act, and the Directors have approved the Adviser’s Trading Practices Committee to serve as the administrator of the liquidity risk management program, provided that such Committee is chaired by an officer of the Adviser. The Directors will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. Costs associated with complying with the rule could impact the Fund’s performance and their ability to achieve their investment objective.
Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price
14

which prevailed when it decided to sell. Restricted securities will be priced at fair value by the Adviser under the Fund’s established valuation methodologies, as the “valuation designee” under Rule 2a-5 of the 1940 Act.
Registered Investment Companies
The Fund may from time to time invest in shares of registered investment companies. If the Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.
Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Fund invests.  By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company’s shares.
Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in-kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and the Adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.
Borrowing
The Fund is permitted to borrow money to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets. To limit the risks attendant to borrowing, the Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. To the extent the Fund borrows money, positive or negative performance by the Fund’s investments may be magnified. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the Fund’s net investment income in any given period.
The Fund may mortgage, pledge or hypothecate assets to secure such borrowings. Pledging or otherwise encumbering Fund assets entails certain risks. For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s
15

underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, if the market price of the underlying common stock increases.
The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (namely, strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates (namely, the investment value of the convertible security rises when the interest rates fall and falls when the interest rates rise). However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.
If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.
A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.
A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
16

Reverse Repurchase Agreements (Borrowing)
The Fund may borrow money to the extent permitted by the 1940 Act, including through reverse repurchase agreements. The 1940 Act currently permits the Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Rule 18f-4 under the 1940 Act, when the Fund engages in reverse repurchase agreements and similar financing transactions, the Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions.
In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other liquid securities that have a value equal to the repurchase price.
As discussed previously, the Fund may not invest more than 15% of its net assets in illiquid securities. Reverse repurchase agreements maturing in more than seven days are considered illiquid.
Securities Lending
In order to generate additional income, the Fund may lend portfolio securities constituting up to 33 1/3% of its respective total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower, at all times during the loan, must maintain with the Fund cash, U.S. Government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on a loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.
The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.
Cybersecurity Considerations
With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating
17

assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cybersecurity incidents affecting the Adviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate their net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.
PORTFOLIO TURNOVER
The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.
A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. Because the Fund has not yet commenced operations, no portfolio turnover information is available as of the date of this SAI.
DISCLOSURE OF PORTFOLIO HOLDINGS
The FMI Funds maintain written policies and procedures as described below regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The FMI Funds’ Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the FMI Funds’ portfolio holdings disclosure procedures. The Board of Directors or the FMI Funds’ Chief Compliance Officer may authorize the disclosure of the portfolio holdings of one of the FMI Funds prior to the public disclosure of such information.
The FMI Funds may not receive any compensation for providing their portfolio holdings information to any category of persons. The FMI Funds generally do not provide their portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the FMI Funds’ website (as described below). The FMI Funds may not pay any of these rating and ranking organizations.
18

The disclosure of the FMI Funds’ portfolio holdings to the FMI Funds’ service providers is discussed below.
There may be instances where the interests of the shareholders of the FMI Funds regarding the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the FMI Funds. In such situations, the FMI Funds’ Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board of Directors will determine whether or not to allow such disclosure.
Disclosure to Fund Service Providers
The FMI Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the FMI Funds’ portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information. There is no set frequency at which this information is provided to the FMI Funds’ service providers, as it is only provided on an as needed basis in connection with their services to the FMI Funds, and the need for such disclosure arises from time to time throughout the year. As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the FMI Funds’ portfolio unless specifically authorized by the FMI Funds.
As an example, the FMI Funds’ administrator is responsible for maintaining the accounting records of the FMI Funds, which includes maintaining a current portfolio of the FMI Funds. The FMI Funds also undergo an annual audit which requires the FMI Funds’ independent registered public accounting firm to review each portfolio of the FMI Funds. In addition to the FMI Funds’ administrator, the FMI Funds’ custodian also maintains an up-to-date list of the holdings of each of the FMI Funds. The third party service providers to whom the FMI Funds provide non-public portfolio holdings information are the FMI Funds’ administrator and transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the FMI Funds’ independent registered public accounting firm, Cohen & Company, Ltd., the FMI Funds’ legal counsel, Foley & Lardner LLP, the FMI Funds’ distributor, Foreside Financial Services, LLC, and the FMI Funds’ custodian, U.S. Bank, N.A. The FMI Funds may also provide non-public portfolio holdings information to the FMI Funds’ financial printer in connection with the preparation, distribution and filing of the FMI Funds’ financial reports and public filings, and other service providers assisting with regulatory requirements (e.g., liquidity classifications and regulatory filing data).
Website Disclosure and Other Public Disclosure
The complete portfolio holdings for the FMI Funds are publicly available on the FMI Funds’ website (www.fmimgt.com) approximately 10 business days after the end of each quarter. In addition, top ten holdings information for each of the FMI Funds is publicly available on the FMI Funds’ website approximately 10 to 45 business days after the end of each quarter.
The disclosure referenced above is in addition to the portfolio disclosure in the annual, semiannual, December quarter, and June quarter shareholder reports and on Part F of Form N-PORT, which disclosures are filed with the Securities and Exchange Commission within 60 days of the first and third fiscal quarter ends and on Form N-CSR for the Semi-Annual and Annual report period ends. Monthly portfolio disclosures are filed with the Securities and Exchange Commission on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain of the FMI Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the FMI Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the FMI Funds’ portfolio holdings disclosure policies.
DIRECTORS AND OFFICERS OF THE FUNDS
Management Information
As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The FMI Funds comprise a “Fund Complex,” as such term is defined in the 1940 Act. Certain important information with respect to each of the current directors and officers of the Corporation are as follows (ages and other directorships are as of January 31, 2024):

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Interested Directors
Jonathan T. Bloom,(1) 42 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Director since 2023 (Indefinite term); Vice President since September 2023 (One year term); Treasurer since December 2023; 5 Portfolios.	Mr. Bloom is Chief Investment Officer of Fiduciary Management Inc. and has been employed by the Adviser in various capacities since March 2010.	None

John S. Brandser, (1) 62 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Director since 2013 (Indefinite term); President since 2017 (One year term); 5 Portfolios.	Mr. Brandser is President, Chief Executive Officer and Secretary of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March 1995.	None

Patrick J. English, (1) 63 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Director since 2001 (Indefinite term); Vice President since 2001 (One year term); Secretary since 2017 (One year term); 5 Portfolios.	Mr. English is Executive Chairman and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December 1986.	None

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors
Robert C. Arzbaecher, 64 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Director since 2007 (Indefinite term); 5 Portfolios.	Mr. Arzbaecher retired as Chairman and Chief Executive Officer of Actuant Corporation (Menomonee Falls, WI) in March 2016.	CF Industries Holdings, Inc.

Lawrence J. Burnett, 66 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Director since 2016 (Indefinite term); 5 Portfolios.	Mr. Burnett is a shareholder and employee of Reinhart Boerner Van Deuren s.c. (Milwaukee, WI), a law firm since 1982.	None

Rebecca W. House, 50 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Director since 2017 (Indefinite term); 5 Portfolios.
Ms. House is Chief People and Legal Officer and Corporate Secretary at Rockwell Automation, Inc., an industrial automation company, since July 2020, and was previously General Counsel and Secretary since January 2017.
Marvell Technology, Inc.

Paul S. Shain, 61 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 5 Portfolios.
Mr. Shain is Executive Chair of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems, since November 2023, and was previously President and Chief Executive Officer since April 2009.
None

Robert J. Venable, 60 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Director since 2016 (Indefinite term); 5 Portfolios.
Mr. Venable is President and Chief Executive Officer of Miami Corporation Management, LLC (Chicago, IL), a family office and family holding company, since January 2023, and was previously President and Chief Operating Officer of Charter Manufacturing (Mequon, WI), since July 2013.
None

Name, Address and Age	Position(s), Term of Office, Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Other Officer
Ryan Ladwig, 36 c/o Fiduciary Management, Inc. 790 North Water Street, Suite 2100 Milwaukee, WI 53202	Chief Compliance Officer since 2021 (at Discretion of Board).	Mr. Ladwig is Chief Compliance Officer of the FMI Funds since November 2021 and was previously a Compliance & Operations Officer of the Adviser since December 2017.	Not Applicable
____________________
(1)Messrs. Bloom, Brandser, and English are directors who are “interested persons” of the Corporation as that term is defined in the 1940 Act because they are officers or former officers of the Corporation and the Adviser.
Board Committees
The Corporation’s Board of Directors has created an audit committee whose members consist of Messrs. Arzbaecher, Burnett, Shain and Venable, and Ms. House, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the FMI Funds, to review the results of the audit, to review the FMI Funds’ internal controls and to review certain other matters relating to the FMI Funds’ auditors and financial records. See below for a more detailed discussion of the audit committee’s responsibilities. The Board of Directors has no other committees.
The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2023, and all of the directors then serving attended each of those meetings. The audit committee met one time during the fiscal year ended September 30, 2023, and all of the members of the committee then serving attended that meeting.
In overseeing the independent registered public accounting firm (the “Auditor”), the audit committee:
•reviews the Auditor’s independence from the FMI Funds and management, and from the Adviser;
•reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the FMI Funds to ensure their compatibility with the Auditor’s independence;
•reviews the Auditor’s performance, qualifications and quality control procedures;
•reviews the scope of and overall plans for the annual audit;
•consults with management and the Auditors with respect to the FMI Funds’ processes for risk assessment and risk management;
•reviews with management the scope and effectiveness of the FMI Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and
•reviews significant legal developments and the FMI Funds’ processes for monitoring compliance with law and compliance policies.
The audit committee also evaluates the effectiveness of the Auditor. As part of this evaluation, in the audit committee’s meetings with representatives of the Auditor, the audit committee asks them to address, and discusses their responses to, questions that the audit committee believes are relevant to its oversight. For example, these questions may include questions similar to the following:
•Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the Auditor prepared and been responsible for the financial statements?
•Based on the Auditor’s experience and its knowledge of the FMI Funds, do the FMI Funds’ financial statements fairly present to investors, with clarity and completeness, the FMI Funds’ financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?
•Based on the Auditor’s experience and their knowledge of the FMI Funds, have the FMI Funds implemented internal controls that are appropriate for the FMI Funds?
The audit committee is also responsible for determining each year whether to reappoint the Auditors as the FMI Funds’ independent registered public accounting firm. In making this determination, the audit committee takes into consideration a number of factors, including the following:
•the length of time the Auditor has been engaged by the FMI Funds as the independent registered public accounting firm;
•the Auditor’s historical and recent performance on the audit;
•an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor;
•the quality of the audit committee’s ongoing discussions with the Auditor;
•an analysis of the Auditor’s known legal risks and significant proceedings;
•external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms; and
•the Auditor’s independence.
Based on the audit committee’s evaluation, the audit committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the FMI Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.
Qualification of Directors
Patrick J. English has served as a director of the Corporation since 2001, John S. Brandser has served as a director of the Corporation since 2013, and Jonathan T. Bloom has served as a director of the Corporation since 2023. Mr. English’s, Mr. Brandser’s, and Mr. Bloom’s current experience and skills as portfolio managers of the FMI Funds led to the conclusion that they should serve as directors. Robert C. Arzbaecher’s long experience as the chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board of Directors. Lawrence J. Burnett has been a practicing lawyer since 1982, focusing on mergers and acquisitions and general business consultation. As a lawyer, he has experience advising on strategic considerations, growing capital and addressing and resolving issues that confront businesses. This experience allows him to help the FMI Funds address issues that arise, and his legal background allows him to be a valuable resource in considering and addressing regulatory developments that confront the FMI Funds. Rebecca W. House’s experience as Chief People and Legal Officer of a large, public industrial automation company has equipped her to provide valuable insight on general litigation, business consultation, compliance and global business management matters. Specifically, this experience allows her to help the FMI Funds address the complex business, compliance and regulatory issues that they confront. Paul S. Shain’s experience in the technology industry and as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board of Directors in a relatable, effective way. Robert J. Venable’s experience serving on the investment committees of private equity funds, combined with his experience in senior leadership roles, has provided him with a good understanding of the investment process and experience considering and addressing challenges that companies experience. This experience allows him to serve as a resource in assessing the FMI Funds’ compliance and adherence to their investment strategies and policies. These experiences have also helped him hone his understanding of financial statements, which are valuable for reviewing and assessing the FMI Funds’ financial statements and results. Each of Messrs. Arzbaecher, Burnett, Shain, and Venable, and Ms. House, takes a conservative and thoughtful approach to addressing issues facing the FMI Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Arzbaecher, Burnett, Shain, and Venable, and Ms. House, should serve as a director.
Board Leadership Structure
The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the FMI Funds. The Board of Directors has engaged the Adviser to manage the FMI Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the FMI Funds in accordance with the provisions of the 1940 Act and other applicable laws. The Board of Directors has established an audit committee to assist the Board of Directors in performing its oversight responsibilities.
The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non‑interested director. The President of the Corporation is the presiding officer at all Board of Directors meetings and sets the agenda for the Board of Directors meetings, with input from the other directors and officers of the Corporation. The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the FMI Funds, the arrangements for the conduct of the FMI Funds’ operations, the number of directors, and the responsibilities of the Board of Directors.
Board Oversight of Risk
Through its direct oversight role, and indirectly through the audit committee, and officers of the FMI Funds and service providers, the Board of Directors performs a risk oversight function for the FMI Funds. To effectively perform its risk oversight function, the Board of Directors, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the FMI Funds; meets selectively with various Research Analysts of the Adviser; reviews and approves, as applicable, the compliance policies and procedures of the FMI Funds; reviews compliance updates and regulatory changes with outside legal counsel; approves the FMI Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the FMI Funds, to review and discuss the activities of the FMI Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the FMI Funds who oversees the implementation and testing of the FMI Funds’ compliance program and reports to the Board of Directors regarding compliance matters for the FMI Funds and their service providers. The Non-Interested Directors also meet privately with the Chief Compliance officer on no less than an annual basis.
As referenced above, the audit committee plays a significant role in the risk oversight of the FMI Funds as it meets annually with the auditors of the FMI Funds and quarterly with the FMI Funds’ chief compliance officer.
Not all risks that may affect the FMI Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the FMI Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the FMI Funds’ goals. As a result of the foregoing and other factors, the FMI Funds’ ability to manage risk is subject to substantial limitations.
Board Compensation
The Corporation’s current standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $12,000 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $10,000.
The following table sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2023 and total compensation paid by the Corporation and the Fund Complex to each of the directors of the Corporation for the fiscal year ended September 30, 2023.
Compensation Table

Name of Person	Aggregate Compensation from the FMI Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors
Jonathan T. Bloom	$0	$0	$0	$0
John S. Brandser	$0	$0	$0	$0
Patrick J. English	$0	$0	$0	$0
Non-Interested Directors
Robert C. Arzbaecher	$58,000	$0	$0	$58,000
Lawrence J. Burnett	$58,000	$0	$0	$58,000
Rebecca W. House	$58,000	$0	$0	$58,000
Paul S. Shain	$58,000	$0	$0	$58,000
Robert J. Venable	$58,000	$0	$0	$58,000
*    Director fees and expenses are allocated among the FMI Funds in the Corporation.
Code of Ethics
The Corporation, the Adviser and the Distributor have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the FMI Funds, subject to certain conditions. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the FMI Funds or is being purchased or sold by the FMI Funds.
Proxy Voting Policies
The FMI Funds vote proxies in accordance with the Adviser’s proxy voting policy. In general, the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. Although the Adviser’s policy is to vote proxies for clients unless otherwise directed in writing, there may be times in which the firm would not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, and/or the benefit to the client would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.
The Adviser generally votes in favor of the re-election of directors and the appointment of auditors. The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which it believes do not. The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked for lower level employees. The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. The Adviser generally supports management with respect to social issues (namely, issues relating to the environment, labor, etc.).
In the event that a vote presents a conflict of interest between the interests of one of the FMI Funds and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the NYSE. On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs. If the Adviser receives no direction from the Board of Directors, the Adviser will abstain from voting.
Information on how the FMI Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at the FMI Funds’ website at www.fmimgt.com or the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.
Ownership of Board Members in Fund
As of the date of this SAI, there are no outstanding shares of the Fund.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
As of the date of this SAI, there are no outstanding shares of the Fund.
No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because there are no outstanding shares of the Fund as of the date of this SAI. The Corporation does not control any person.
INVESTMENT ADVISER, PORTFOLIO MANAGEMENT
COMMITTEE AND ADMINISTRATOR
The investment adviser to each of the FMI Funds is Fiduciary Management, Inc.

Investment Adviser
The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Ted D. Kellner and Patrick J. English. The Adviser’s executive officers include Mr. Patrick J. English, Executive Chairman and Treasurer; Mr. John S. Brandser, President, Chief Executive Officer and Secretary; Mr. Jonathan T. Bloom, Chief Investment Officer; and Mr. Bladen J. Burns, Executive Vice President. The directors of the Adviser are Messrs. Kellner, English and Brandser.
Pursuant to an investment advisory agreement between each of the FMI Funds and the Adviser, as amended to date (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to each of the FMI Funds. The Adviser supervises and manages the investment portfolio of the FMI Funds and, subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of each of the FMI Fund’s investment portfolio. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the FMI Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing each of the FMI Fund’s investments, and bears all sales and promotional expenses of the FMI Funds, other than distribution expenses paid by the Large Cap Fund, the International Fund, the International Currency Unhedged Fund, and the Fund pursuant to the applicable Service and Distribution Plan, if any, and expenses incurred in complying with laws regulating the issue or sale of securities.
The Adviser receives an annual fee for the Fund as follows:

Average Daily Net Assets	Fee as Percentage of Average Daily Net Assets
$0-$2,500,000,000	0.70%
$2,500,000,001-$5,000,000,000	0.65%
$5,000,000,001-$10,000,000,000	0.60%
Over $10,000,000,000	0.55%
    The Fund pays all of its expenses not assumed by the Adviser pursuant to its Advisory Agreement or the administration agreement, including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the SEC and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. Each of the FMI Funds also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the FMI Funds, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the FMI Funds’ assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.
The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses until January 31, 2026 (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) in order to limit the Fund’s total expenses for Investor Class and Institutional Class shares as follows:

	Investor Class	Institutional Class
FMI Global Fund(1)	1.75%	1.65%
(1) The Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.00% of the Investor Class shares (currently not available for purchase) and 0.90% of the Institutional Class shares at least through January 31, 2026.
The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.
The Fund is newly organized and has not yet paid any advisory fees.
The Advisory Agreement for the Fund will remain in effect for two years, and will then continue in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement, or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.” None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.
Portfolio Management Committee
The Fund’s investment decisions are made by a Portfolio Management Committee, which is comprised of Patrick J. English, CFA®, John S. Brandser, Jonathan T. Bloom, CFA®, Robert M. Helf, CFA®, Benjamin D. Karek CFA®, Jake E. Strole, CFA®, Matthew T. Sullivan, CFA®, Jordan S. Teschendorf, CFA®, Dain C. Tofson, CFA® (“PMC”). CFA® is a registered trademark owned by the CFA Institute.
The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of each portfolio of the FMI Funds. These portfolio managers to the Fund share joint responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other jointly-managed accounts is set forth below in the following table (none of the other jointly-managed accounts have performance-based fees). The number of accounts and assets shown is as of September 30, 2024. No member of the PMC manages any other accounts.

Number of Other Accounts Managed and Total Assets by Account Type
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1	7	684
$410 million	$1,060 million	$5,946 million
The portfolio managers of the Fund are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets. The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English. The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.
The Fund is newly organized and no shares of the Fund are outstanding as of the date of this SAI.
Administrator
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator to the FMI Funds. In connection with its duties as administrator, Fund Services prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates the net asset value of each of the FMI Funds, responds to shareholder inquiries, prepares the financial statements of each of the FMI Funds, prepares reports and filings with the SEC and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the financial accounts and records of each of the FMI Funds and generally assists in all aspects of the FMI Funds’ operations. For these services, Fund Services receives an asset-based fee.
The Fund is newly organized and has not yet paid any fees to Fund Services for administration and accounting services.
Term of Agreements and Liability
Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of an FMI Fund’s shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Corporation and that it shall be automatically terminated if it is assigned.
The administration agreement may be terminated by either the FMI Funds or Fund Services upon giving 90 days prior written notice to the other party.
The Advisory Agreements and the administration agreement provide that neither the Adviser nor Fund Services shall be liable to the FMI Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the administration agreement also provide that the Adviser, Fund Services and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.
DETERMINATION OF NET ASSET VALUE
The net asset value of an FMI Fund will normally be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading. If the NYSE is not open, then the FMI Funds do not determine their net asset values, and investors may not purchase or redeem shares of the FMI Funds. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disasters or other extraordinary events or emergencies. If the NYSE closes early on a valuation day, the Fund shall determine its net asset value as of that time.
The net asset value per share of each of the FMI Funds is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares. The net asset value is determined by adding the value of an FMI Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Due to the fact that different expenses are charged to the Institutional Class and Investor Class shares of an FMI Fund, the net asset value of the two classes of an FMI Fund may vary. In determining the net asset value of an FMI Fund’s shares, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the current day last sale price reported by the principal securities exchange on which the issue is traded. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the close price, if not close, then at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the closing price, and if the closing price is not available, then at the most recent bid price. For the Fund, the International Fund and International Currency Unhedged Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.
Any securities for which there are no readily available market quotations, will be valued at their fair value by the Adviser under the FMI Funds’ established valuation methodologies, as the “valuation designee” under Rule 2a-5 of the 1940 Act. Debt instruments including, but not limited to, U.S. Treasury Securities, are generally valued at the evaluated bid price provided by a Pricing Source, unless its use would be inappropriate due to credit or other impairments of the issuer, in which case the securities will be valued at a fair value price provided by the Adviser. Bank deposits are valued at acquisition cost which approximates fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.
The fair value of a security is the amount which an FMI Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and an FMI Fund may not be able to sell a security at the fair value. In determining fair value, the Adviser considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. For securities that do not trade during NYSE hours, or only during a portion of the NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Adviser utilizes a service provided by an independent third party to assist in fair valuation of certain securities.
The Fund, the International Fund and the International Currency Unhedged Fund may invest in securities principally traded in markets outside the U.S. The foreign markets in which an FMI Fund may invest are sometimes open on days when the NYSE is not open and the Fund does not calculate its net asset value, and sometimes are not open on days when the Fund does calculate its net asset value. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Fund calculates its nets asset value. So, the value of the Fund, the International Fund’s or the International Currency Unhedged Fund’s portfolio may be affected on days when an FMI Fund does not calculate its net asset value and you cannot purchase or redeem Fund shares.
Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. The FMI Funds may use a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the FMI Funds’ securities traded on those foreign exchanges. On any business day of an FMI Fund on which the principal exchange in which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through NASDAQ, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day’s valuation of the security may be used.
DISTRIBUTION OF SHARES
The Fund has adopted, but not yet implemented, a Service and Distribution Plan (the “Plan”) in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the expense ratios of the Fund and providing greater flexibility in portfolio management. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets of the Investor Class shares (when offered) of the Fund. Payments made pursuant to the Plan may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plan by the Investor Class shares (when offered) of the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.
The Plan permits the Fund to employ a distributor of its shares, in which event payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the shares of the Fund, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization in, and time devoted to, distribution activities. If a distributor is employed by the Fund, the distributor will directly bear all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. (In such event, the Fund will indirectly bear sales and promotional expenses to the extent it makes payments under the Plan.) To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.
The Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund. Messrs. Arzbaecher, Burnett, Shain, Venable, and Ms. House, are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.
While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. The Fund is newly organized and has not incurred any distribution costs under the Plan.
As noted above, the Fund has not implemented the Plan. If the Plan is implemented in the future, you should be aware that because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.
Shareholder Servicing Plan and Revenue Sharing
Each of the FMI Funds has adopted a shareholder servicing plan. Under the shareholder servicing plan, the Investor Class shares (when offered) of the FMI Funds may pay certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors. For this fee, the Financial Intermediaries may provide a variety of services, such as: (1) aggregating and processing purchase and redemption requests and transmitting such orders to U.S. Bancorp Fund Services, LLC (the “Transfer Agent”); (2) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments from the FMI Funds on behalf of shareholders; (4) providing information periodically to shareholders showing their positions; (5) arranging for bank wires; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares beneficially owned by shareholders or the information necessary for sub-accounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. The Fund has not yet commenced operations and has not paid any shareholder servicing fees.
    The Adviser may pay fees (out of its own resources and not as an expense of the FMI Funds) to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for sub-accounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“sub-accounting and other fees”), the FMI Funds may also pay for such sub-accounting and other fees as discussed above. Such sub-accounting and other fees paid by the Adviser may differ depending on the Fund. Because some sub-accounting and other fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

The Adviser may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the FMI Funds) to Financial Intermediaries in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”). Such payments are intended to provide additional compensation to Financial Intermediaries for various services, such as allowing the Adviser and its personnel to attend conferences. In addition, the Adviser may pay for: placing the FMI Funds on the Financial Intermediary’s sales system, and preferred or recommended fund list; disseminating to Financial Intermediary personnel information and product marketing materials regarding the FMI Funds; explaining to clients the features and characteristics of the FMI Funds; conducting due diligence regarding the FMI Funds; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services.
The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon other factors. The amount of these payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different Financial Intermediaries.
Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary’s recommendation of the FMI Funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that an FMI Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the FMI Funds.
The Adviser and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the FMI Funds or retain shares of the FMI Funds in their clients’ accounts, the Adviser and/or its affiliates benefit from the incremental management and other fees paid to the Adviser and/or its affiliates by the FMI Funds with respect to those assets.
DISTRIBUTOR
Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor (“Distributor”) in connection with the continuous offering of the FMI Funds’ shares, pursuant to a Distribution Agreement. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the FMI Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Currently, the Adviser compensates the Distributor for services that the Distributor provides to the FMI Funds, pursuant to a Distribution Services Agreement.
The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the applicable FMI Fund and (ii) by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval (subject to any applicable regulatory exceptions). The Distribution Agreement may be terminated upon no less than 60 days’ written notice, by either the Corporation through a vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Agreement or by vote of a majority of the outstanding voting securities of an FMI Fund, or by the Distributor, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that the Distributor is indemnified against losses for certain of its activities as distributor, provided that it is not indemnified it the event of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its reckless disregard of its obligations under the Agreement. The Distribution Services Agreement with the Adviser automatically terminates upon any termination of the Distribution Agreement.
AUTOMATIC INVESTMENT PLAN
Shareholders wishing to invest fixed dollar amounts in an FMI Fund on a monthly or quarterly basis can make automatic purchases in amounts of $50 or more on any day they choose by using the Corporation’s Automatic Investment Plan. If such day is a weekend or holiday, such purchase will be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the New Account Application. Additional application forms may be obtained by calling the Transfer Agent at 1-800-811-5311. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Corporation reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice. If your bank rejects your payment, the FMI Funds’ Transfer Agent will charge a $25 fee to your account.
Shareholders should notify the Transfer Agent of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The Transfer Agent is unable to debit mutual fund or “pass through” accounts.
The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.
REDEMPTION OF SHARES
The FMI Funds expect to use a variety of resources to honor requests to redeem shares of the FMI Funds, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques. As of the date of this Prospectus, the FMI Funds also have available to them an uncommitted line of credit that they may draw on to manage their liquidity needs.
Subject to the FMI Funds’ compliance with applicable regulations and their policies and procedures, each of the FMI Funds has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares redeemed. If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemption in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
A shareholder’s right to redeem shares of the FMI Funds will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (b) the SEC has by order permitted such suspension; or (c) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for an FMI Fund to dispose of its securities or fairly to determine the value of its net assets.
24

EXCHANGE PRIVILEGE
Investors may exchange shares of an FMI Fund for shares of another Fund or the First American Retail Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of an FMI Fund at net asset value.   Investors should keep in mind that exchanges to open a new account for Investor Class shares are subject to a $1,000 minimum ($2,500 with regard to the International Fund, and First American Retail Prime Obligations Fund) and Institutional Class shares are subject to a $100,000 minimum.  Investors who are interested in exercising the exchange privilege should first contact the FMI Funds to obtain instructions and any necessary forms, including a prospectus of the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the FMI Funds or the Adviser of, an investment in the First American Retail Prime Obligations Fund.
The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the FMI Funds or the First American Retail Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the FMI Funds or the First American Retail Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the FMI Funds upon at least 60 days’ prior notice to investors.
For U.S. federal income tax purposes, a redemption of shares of an FMI Fund pursuant to the exchange privilege may result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the U.S. Tax Code.
CONVERTING SHARES
The Common Stock Fund, Large Cap Fund, and International Fund each offer two classes of shares: Investor Class shares and Institutional Class shares; the International Currency Unhedged Fund currently only offers Institutional Class shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Class shares may be subject to fees resulting from account servicing charged to an FMI Fund. Investor Class shares of an FMI Fund may be converted into Institutional Class shares of such FMI Fund if your account balance is at least $100,000. The transaction will be based on the respective net asset value of each class on the trade date for the conversion. Such a conversion is not a taxable event.
If an investor’s account balance in Institutional Class shares falls below $100,000, due to shareholder action and not because of a change in market value, and the account is not subject to an exception to the minimum, the FMI Funds may convert the shares into Investor Class shares, except for the International Currency Unhedged Fund and the Fund. The FMI Funds will notify the investor in writing before the mandatory conversion. The FMI Funds will give shareholders whose shares are being converted 60 days’ prior written notice in which to purchase sufficient shares to avoid such conversion.
SYSTEMATIC WITHDRAWAL PLAN
The Corporation has available to shareholders a Systematic Withdrawal Plan (“SWP”), pursuant to which a shareholder who owns shares of an FMI Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the SWP, a shareholder deposits his or her shares with the Corporation and appoints it as his or her agent to effect redemptions of shares held in his or her account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to him or her out of the account. To utilize the SWP, the shares cannot be held in certificate form. An application for participation in the SWP is included as part of the share purchase application. Additional application forms may be obtained by calling the Corporation’s office at 1-800-811-5311.
The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. When participating in the SWP, shareholders should elect to have all income dividends and capital gains distributions payable by the Fund on shares held in such account reinvested into Fund shares at net asset value. This election can be made at the time of application or can be changed at any time. The shareholder may deposit additional shares in his or her account at any time.
Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of an FMI Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.
Shareholders should notify the Transfer Agent of any other changes to their SWP at least five calendar days prior to the effective date. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying the Transfer Agent.
INACTIVE ACCOUNTS
It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the FMI Funds. Upon receiving returned mail, the FMI Funds will attempt to locate the shareholder or rightful owner of the account. If the FMI Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The FMI Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.
ALLOCATION OF PORTFOLIO BROKERAGE
Decisions to buy and sell securities for the FMI Funds are made by the Adviser subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for the FMI Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities and the broker’s financial strength and stability). The most favorable price to an FMI Fund means the best net price (namely, the price after giving effect to commissions, if any). Over‑the‑counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (namely, “markups” when the market maker sells a security and

“markdowns” when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non‑principal market makers who are paid commissions directly.
In allocating brokerage business for the FMI Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and an FMI Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause an FMI Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.
The Fund is newly organized and has not yet paid any brokerage commissions.
From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of an FMI Fund’s shares during the Fund’s last fiscal year. The Fund has not yet commenced operations and does not hold any securities of any “regular brokers or dealers” or their parent companies.
CUSTODIAN
U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the FMI Funds. As such, U.S. Bank, N.A. holds all securities and cash of the FMI Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the FMI Funds, the purchase and sale of securities or the payment of distributions to shareholders. Fund Services, an affiliate of U.S. Bank, N.A., acts as the FMI Funds’ administrator, Transfer Agent and dividend disbursing agent. Fund Services is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.
U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the FMI Funds’ securities and cash held outside the United States. The Directors have delegated to U.S. Bank, N.A. certain responsibilities for such assets, as permitted by Rule 17f-5. U.S. Bank, N.A. and the foreign subcustodians selected by it hold the FMI Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the FMI Funds.
CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISERS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT

INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.
The following information supplements and should be read in conjunction with the section in each Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the FMI Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Tax Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters, or any U.S. estate or gift tax consequences.
A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the U.S. Tax Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a private foundation; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder whose functional currency is not the U.S. dollar; a shareholder subject to the U.S. federal alternative minimum tax; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The FMI Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the FMI Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in an FMI Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the FMI Funds.
Qualification as a Regulated Investment Company
It is intended that each of the FMI Funds will qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the U.S. Tax Code. Each of the FMI Funds will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the U.S. Tax Code applicable to RICs generally will apply separately to each of the FMI Funds even though each of the FMI Funds is a series of the Corporation. Furthermore, each of the FMI Funds will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the U.S. Tax Code, each of the FMI Funds must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the U.S. Tax Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to an FMI Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each of the FMI Funds must also diversify its holdings so that, at the end of each quarter of an FMI Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to an FMI Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If an FMI Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such FMI Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the FMI Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such FMI Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each of the FMI Funds generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If an FMI Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, an FMI Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, an FMI Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from an FMI Fund in the year they are actually distributed. However, if an FMI Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each of the FMI Funds intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that an FMI Fund will not be subject to U.S. federal income taxation.
Moreover, an FMI Fund may retain for investment all or a portion of their net capital gain. If an FMI Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. An FMI Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, an FMI Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if an FMI Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
Each of the FMI Funds may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals an FMI Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits an FMI Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect an FMI Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by an FMI Fund, and thus an FMI Fund’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carry-Forwards
The Fund may carry forward indefinitely a net capital loss to offset its capital gain. The excess of an FMI Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of an FMI Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the FMI Funds do not expect to distribute any such offsetting capital gain. The FMI Funds cannot carry back or carry forward any net operating losses.
As of September 30, 2023, the FMI Funds had the following capital loss carryforwards which do not expire (the Fund had not yet commenced operations):

	Short-Term Capital Loss Carryovers	Long-Term Capital Loss Carryovers
Common Stock Fund	$—	$—
Large Cap Fund	$—	$—
International Fund	$—	$337,111,082
International Currency Unhedged Fund	$321,399	$4,041,020

Excise Tax
If an FMI Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, an FMI Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each of the FMI Funds generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that an FMI Fund will not be subject to the excise tax. Moreover, each of the FMI Funds reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by an FMI Fund is determined to be de minimis).
Taxation of Investments
In general, realized gains or losses on the sale of securities held by an FMI Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If an FMI Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if an FMI Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. An FMI Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by an FMI Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which an FMI Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.
If an FMI Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when an FMI Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an FMI Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by an FMI Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by an FMI Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by an FMI Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an FMI Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an FMI Fund will be deemed “Section 1256 contracts.” An FMI Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an FMI Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by an FMI Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the U.S. Tax Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to an FMI Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an FMI Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by an FMI Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the U.S. Tax Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the U.S. Tax Code, described above. If an FMI Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the U.S. Tax Code, then such straddle could be characterized as a “mixed straddle.” An FMI Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to an FMI Fund may differ. Generally, to the extent the straddle rules apply to positions established by an FMI Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an FMI Fund had not engaged in such transactions.
If an FMI Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an FMI Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon an FMI Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an FMI Fund’s holding period in the position and the application of various loss deferral provisions in the U.S. Tax Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain an FMI Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the U.S. Tax Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain an FMI Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, an FMI Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each of the FMI Funds intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an FMI Fund as a RIC might be jeopardized. Certain requirements that must be met under the U.S. Tax Code in order for an FMI Fund to qualify as a RIC may limit the extent to which an FMI Fund will be able to engage in derivatives transactions.
An FMI Fund could potentially invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require an FMI Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. An FMI Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
Taxable ordinary dividends received and distributed by an FMI Fund on its REIT holdings may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.
An FMI Fund could potentially invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, an FMI Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the U.S. Tax Code) is a record holder of a share in an FMI Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, an FMI Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. An FMI Fund may or may not make such an election.
“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If an FMI Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on a gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
An FMI Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an FMI Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The FMI Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, an FMI Fund may incur the tax and interest charges described above in some instances. Dividends paid by an FMI Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.
If an FMI Fund owns 10% or more of either the voting power or the value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, an FMI Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low taxed income. As a result of the foregoing, an FMI Fund may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective shareholders should be aware that other investments made by an FMI Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the FMI Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the FMI Funds, in which case the FMI Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the FMI Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events tests” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners). This new rule may require the Fund to recognize income earlier than as described above.
Taxation of Distributions
Distributions paid out of an FMI Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on an FMI Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, an FMI Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of an FMI Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. An FMI Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that an FMI Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by an FMI Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each of the FMI Funds will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. An FMI Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest an FMI Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such FMI Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such FMI Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
Corporate Shareholders
Subject to limitation and other rules, a corporate shareholder of an FMI Fund may be eligible for the FATCA deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by an FMI Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the FMI Funds are urged to consult their own tax advisers and financial planners.
Foreign Taxes
Amounts realized by an FMI Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of an FMI Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if an FMI Fund qualifies for the election for any year, it may not make the election for such year. If an FMI Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If an FMI Fund does elect to “pass through” its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the FMI Funds’ foreign taxes paid.
Even if an FMI Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements.
If an FMI Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
Only the Fund, the International Fund and the International Currency Unhedged Fund may be eligible to make the foregoing election for any tax year. However, the Common Stock Fund and Large Cap Fund may not make the election.
In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
Foreign Currency Transactions—“Section 988” Gains or Losses
The Fund, the International Fund and International Currency Unhedged Fund will make an election under Section 988 of the U.S. Tax Code. Under Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the U.S. Tax Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In certain circumstances, an FMI Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of Section 1256 contracts is treated as capital gain or loss, although an FMI Fund may elect to treat foreign currency gain or loss from such contracts as ordinary in character. These gains and losses, referred to under the U.S. Tax Code as “Section 988” gains or losses, increase or decrease the amount of an FMI Fund’s investment company taxable income available (and required) to be distributed to its shareholders as ordinary income. If an FMI Fund’s Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund shares.
U.S. Federal Income Tax Rates
Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by non-corporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of an FMI Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by an FMI Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.
The corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an FMI Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, non-corporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.
Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The FMI Funds will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding
An FMI Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), at a rate set under Section 3406 of the U.S. Tax Code for U.S. residents of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an FMI Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the FMI Funds under certain circumstances.
Foreign Shareholders
For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.
Under legislation that has been available from time to time, an FMI Fund could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions. Even if an FMI Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if an FMI Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.
Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of FATCA on their investment in an FMI Fund.
Before investing in an FMI Fund’s shares, a prospective foreign shareholder should consult with its own tax advisers, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.
Tax-Deferred Plans
Shares of the FMI Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the FMI Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if an FMI Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the U.S. Tax Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis Reporting
In general, each of the FMI Funds must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisers to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Recently Enacted Tax Legislation
Under recently enacted tax legislation, an FMI Fund may be required to recognize income sooner than it otherwise would (as described above), which also may result in a change in its methods of tax accounting. The full effects of this tax legislation are not certain. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the FMI Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisers concerning the status of legislative proposals that may pertain to holding Fund shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisers, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.
SHAREHOLDER MEETINGS
The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the 1940 Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.
The Corporation’s bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.
CAPITAL STRUCTURE
The Corporation’s Articles of Incorporation permit the Board of Directors to issue 3,000,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering four series, the Common Stock Fund, the Large Cap Fund, the International Fund, and the International Currency Unhedged Fund, and is launching this series, the FMI Global Fund.
The shares of each of the FMI Funds are fully paid and non-assessable, have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose. Generally shares are voted in the aggregate and not by each of the FMI Funds, except where class-voting rights by Fund is required by Maryland law or the 1940 Act.
The shares of each of the FMI Funds have the same preferences, limitations and rights, except that all consideration received from the sale of shares of an FMI Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of each of the FMI Funds. However, the Board of Directors of the Corporation may, in its discretion, direct that any one or more general liabilities of the Corporation be allocated between the FMI Funds on a different basis. The net asset value per share of each of the FMI Funds is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each of the FMI Funds only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each of the FMI Funds will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such FMI Fund.
The Common Stock Fund, Large Cap Fund, and International Fund offer both Investor Class shares and Institutional Class shares. The Fund and the International Currency Unhedged Fund only offer Institutional Class shares. Investor Class shares (when offered) and Institutional Class shares are available to shareholders who invest directly in an FMI Fund, or who invest through a broker-dealer, financial institution or servicing agent that have entered into appropriate arrangements with an FMI Fund. The Investor Class shares and Institutional Class shares represent an interest in the same assets of an FMI Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares (when offered) of the FMI Funds (other than the Common Stock Fund) may bear distribution fees (but do not currently bear distribution fees) and Investor Class shares (when offered) are subject to shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets, or at an annual per account rate approved by the Board of Directors, and Institutional Class shares are not subject to any such fees, (2) Institutional Class shares have a higher minimum initial investment, and (3) the Board of Directors may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such class proportionately (after any applicable base fee to be paid by a class of shares of an FMI Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable FMI Fund.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Fund has not yet commenced operations and therefore, does not have financial statements available. When issued, the Fund’s Annual Report will contain the Fund’s audited financial statements. The Fund’s Annual Report and Semiannual Report, when available, may be obtained free of charge by by writing to FMI Funds, Inc., c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53202, or by calling 1-800-811-5311. These reports will also be made available on our website (www.fmimgt.com). Cohen & Company, Ltd. will serve as the independent registered public accounting firm for the Fund.
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term”

based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by Standard & Poor’s for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
About Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.